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                                                                     EXHIBIT 99

CONTACT:
                                           Stephen D. Axelrod, CFA
Richard Reichgut, V.P. Marketing           Andria Pilo (Media)
AUTHENTIDATE, INC.                         WOLFE AXELROD WEINBERGER ASSOC. LLC
(212) 279-2275                             (212) 370_4500; (212) 370-4505 (Fax)
RREICHGUT@AUTHENTIDATE.COM                 email: STEVE@WOLFEAXELROD.COM
                                                  ----------------------
John Botti, Chairman, Pres, CEO
(518) 346-7799


               AUTHENTIDATE HOLDING CORP. ANNOUNCES SECOND CLOSING
                          OF PRIVATE PLACEMENT OFFERING


New York, NY - August 5, 2002 -- AuthentiDate Holding Corp. (Nasdaq: ADAT), today announced that it had completed an additional closing of a private offering of its securities, increasing the total amount received to date to approximately $2,000,000.

         In the initial closing effective on July 19, 2002, at which time the securities being offered were priced, Authentidate had received gross proceeds of $500,000. The securities have an offering price of $3.03 per unit. Authentidate is offering a maximum of 1,584,158 units in the private placement, each unit comprised of one share of Common Stock and one warrant to purchase .20 shares of Common Stock. To date, Authentidate has sold an aggregate of approximately 660,077 units.

         The Company has agreed to file a registration statement with the SEC to register for resale the shares of Common Stock contained in the units, including the shares underlying the warrants. In the event that the Company does not timely file the registration statement, or it is not timely declared effective, the investors will be entitled to liquidated damages equal to 2% of the purchase price for each month that the relevant event is delayed.

         The proceeds of the financing will be used to increase the business development, marketing and sales efforts for the AuthentiDate services, along with general working capital needs of the Company. There can be no assurance that the Company will be able to complete the maximum amount of the offering.

         The offering is intended to comply with Section 4 (2) of the Securities Act of 1933 and/or Regulation D. Neither the units, shares or warrants have been registered for offer or sale under the Securities Act; such securities are being issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder relating to transactions by an issuer not involving any public offering; and the transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon. The securities may not be sold, assigned or transferred unless (i) the sale, assignment or transfer of such securities is registered under the Securities Act, or (ii) the securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act.

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ABOUT AUTHENTIDATE HOLDING CORP.

AUTHENTIDATE HOLDING CORP. (AHC) is the holding company of five business units; DocStar, AuthentiDate International AG, AuthentiDate, Inc., DJS Marketing Group/Computer Professionals International and Trac Medical Solutions, Inc. DocStar sells a complete line of proprietary document imaging products. AuthentiDate and AuthentiDate AG provide the authentication of digital data through its proprietary and patent pending technology. AuthentiDate intends to establish itself as the authority on "content security" as it is a growing sector of the electronic network security infrastructure market. DJS delivers professional services centered around technology systems integration projects, staff augmentation, out-tasking, outsourcing services and resells computer related products. Trac Medical uses the AuthentiDate service in the medical supply business.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES ACT OF 1934. WHEN USED IN THIS RELEASE, THE WORDS "BELIEVE," "ANTICIPATE," "THINK," "INTEND," "PLAN," "WILL BE," "EXPECT," AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS REGARDING FUTURE EVENTS AND/OR THE FUTURE FINANCIAL PERFORMANCE OF THE COMPANY ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL EVENTS OR THE ACTUAL FUTURE RESULTS OF THE COMPANY TO DIFFER MATERIALLY FROM ANY FORWARD-LOOKING STATEMENT. SUCH RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHER THINGS, THE AVAILABILITY OF ADDITION FINANCING TO FULLY IMPLEMENT THE COMPANY'S BUSINESS PLANS, THE COMPANY'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN FOR VARIOUS APPLICATIONS OF ITS TECHNOLOGIES, THE IMPACT OF COMPETITION, THE MANAGEMENT OF GROWTH, AND THE OTHER RISKS AND UNCERTAINTIES THAT MAY BE DETAILED FROM TIME TO TIME IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IN LIGHT OF THE SIGNIFICANT RISKS AND UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH STATEMENTS SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

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